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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               February 13, 2002
               Date of Report (Date of Earliest Event Reported)


                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

California                      0-28568                      95-2920557
(State of                (Commission File Number)         (I.R.S. Employer
Incorporation)                                            Identification Number)

               700 East Bonita Avenue, Pomona, California  91767
             (Address of principal executive offices)  (Zip Code)

                                (909) 624-8041
             (Registrant's telephone number, including area code)
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Item 5.   Other Events.

          On February 13, 2002, Registrant entered into a credit agreement, attached hereto as an exhibit, with Wells Fargo Bank, providing for a secured $35.0 million revolving line of credit. The line of credit reduces to $30.0 million on February 1, 2003 and the balance is due on February 1, 2005.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibits:

          The following exhibit is filed herewith:

          Exhibit 10.29 Credit Agreement dated as of February 1, 2002 by and between Registrant and Wells Fargo Bank, National Association.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 15, 2002

                                            KEYSTONE AUTOMOTIVE INDUSTRIES, INC.


                                            By      /s/ James C. Lockwood
                                              ----------------------------------
                                               James C. Lockwood, Vice President